Exhibit 99.1 A BETTER WAY TO FEED THE WORLD. A SMART INVESTMENT. AquaBounty Technologies, Inc. | NASDAQ: AQB | September 2022 1 2022 ANALYST DAY PRESENTATION

Forward-Looking Statements Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including, but not limited to, statements regarding the economic viability of and market interest in land-based production facilities; the economic and operational benefits of and consumer acceptance of Genetically Engineered (GE) salmon; the projected cost and timing of construction of our farms, and the ability and timing to finance these projects; the potential for increases in productivity; the size and timing of harvests and egg production; projected growth in seafood consumption, market size, and demand for salmon; anticipated benefits of GE salmon and land-based production to consumers and the environment; non-exposure to pathogens, parasites, or environmental contaminants; continued operational performance against targets; AquaBounty’s farm development and commercial strategy, including demonstration of commercial viability, the establishment of sales channels, agreements with distributors and industrial producers, joint-venture relationships, and progress against commercial timelines; potential for the development of additional products, traits, R&D initiatives, operational efficiencies and scale, nutritional enhancements, recirculating aquaculture system improvements; our ability to translate our GE and RAS farming expertise to new species; potential siting and countries for expansion; approval of GE salmon, and potential relationships with local partners in other markets and growing interest in long-term supply agreements. Further, the conversions/negotiations with third parties described herein may not lead to definitive agreements or benefits to AquaBounty. Although management believes that the plans, objectives, and expectations reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives, and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to: (i) our limited operating history and track record of operating losses; (ii) our cash position and ability to raise additional capital to finance our activities; (iii) the anticipated benefits and characteristics of GE salmon; (iv) the ability to secure any necessary regulatory approvals to commercialize products; (v) our ability to adapt to changes in laws or regulations and policies; (vi) the uncertainty of achieving the business plan, future revenue, and operating results; (vii) the impact of business, political, legal, or economic disruptions or global health concerns, including the impact of the current global health pandemic, labor shortages, cost inflation, interest rate increases, the works of working with third-parties that we do not control, and supply chain disruptions; (viii) developments concerning our research projects; (ix) our ability to successfully enter new markets or develop additional products; (x) competition from existing technologies and products or new technologies and products that may emerge; (xi) actual or anticipated variations in our operating results; (xii) market conditions in our industry; (xiii) our ability to protect our intellectual property and other proprietary rights and technologies; (xiv) the rate and degree of market acceptance of any products developed through the application of bioengineering; (xv) our ability to retain and recruit key personnel; (xvi) the success of any of our future joint ventures, acquisitions or investments; (xvii) international business risks and exchange rate fluctuations; (xviii) the possible volatility of our stock price; and (xix) our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing. We caution you that the foregoing list may not contain all of the risks to which the forward-looking statements made in this presentation are subject. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see AquaBounty’s public filings with the Securities and Exchange Commission (“SEC”), available on the “Investors” section of our website at www.aquabounty.com and on the SEC’s website at www.sec.gov. Forward-looking statements are not promises or guarantees of future performance, and we may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments that we may make. All information in this presentation is as of the date of its release, and AquaBounty undertakes no duty to update or revise this information unless required by law. 2 2022 ANALYST DAY PRESENTATION

Who Is AquaBounty?

- **Pioneers in land-based aquaculture** using proprietary technology to deliver game-changing solutions to global problems
- Committed to feeding the world with seafood farmed on land **efficiently, sustainably and profitably**
- **Blazed the trail for genetically engineered animal protein;** overcoming political, regulatory and perceptual hurdles
- Significantly increasing profitability for salmon farming in land-based Recirculating Aquaculture Systems (RAS)
- Leveraging **25+ years of operational experience** with RAS to produce efficiently and help ensure success of new farming methods


AquaBounty

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MEET THE AQUACULTURE PIONEERS 4 4 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

The Future Demands Healthy, Sustainable Seafood • Global population projected at 1 9 billion people by 2050 • Geographies with significant population growth create demand for healthy protein as the middle class expands • Aquaculture must double its output in 30 years to fill the seafood gap and meet 2 consumer demand • New technologies are crucial to address how to nutritionally feed the world and contribute to global food security • RAS farmed salmon can be produced with little environmental impact 1 World Populations Prospects 2019 — United Nations 5 2 2022 ANALYST DAY PRESENTATION Mowi Handbook 2020

Pressure on the Ocean Requires New Solutions We must protect and preserve delicate and stressed ecosystems and fisheries. 90% of the world’s fisheries are Viable sea cage farming has limitations fully fished or overfished* • Infestations of sea lice ! • Unpredictable algae bloom • Ocean contamination — microplastics • High nitrogen levels created in the ocean Rising ocean temperatures • Supply is constrained due to environmental concerns of current production methods hinder salmon populations *Source: FAO’s The State of World Fisheries and Aquaculture 2020 6 2022 ANALYST DAY PRESENTATION

Transforming Aquaculture to Better Feed the World Start by rapidly accelerating seafood production by growing salmon more efficiently, more sustainably and more profitably. Shift salmon Use freshwater tanks Use genetically production to and RAS technology engineered salmon land-based to nurture the fish in a for efficiency and aquaculture farms safe, sustainable way sustainability 7 2022 ANALYST DAY PRESENTATION

“Biotechnology is a fundamental necessity for the future of the global food system. Leading with a sense of urgency is critical, and the time for action is now!” - SYLVIA WULF, CEO 8 8 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

The AquaBounty Operating Model We believe the combination of our unique expertise and approach is scalable and will drive growth. 3 Key Growth Opportunities: COMPETENCE IN RAS Farming RAS Farming and Biological & Digital Technology • Translatable to new species 2 • RAS technology improvements in biofiltration, fish husbandry, DRIVEN BY water quality Culture of Continuous Improvement Biological & Digital Technology 1 • Improved breeding and genetics OUR FOUNDATION • Improved fish health and nutrition People, Processes, Infrastructure • More efficient operations • Streamlined regulatory approvals 9 2022 ANALYST DAY PRESENTATION

Purpose and Values Our purpose and values attract talent and drive creativity. Our Purpose Feed the world by transforming aquaculture through the use of technology, creating a safe, secure and sustainable future. Our EPIC Values EXCELLENCE Doing our best every day. INNOVATION Courage, curiosity and creative thinking. PASSION Doing what we love and loving what we do. COLLABORATION Working together to achieve shared success. 10 10 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

ESG Is Foundational to Our Purpose and Our Values • Our practices incorporate ESG principles to create an Environmental Social Governance efficient, sustainable IMPACT ON PLANET IMPACT ON COMMUNITIES CONDUCT AND POLICIES and profitable • Greenhouse gas emissions • Worker safety • Executive pay, demographics business. • Energy consumption, efficiency • Employee diversity, equal • Risk management processes opportunities • Natural resource depletion • Accounting standards compliance • Our corporate goals • Employee retention • Waste and pollution • Responsible tax strategy are mapped against • Supply chain: human rights, • Deforestation • Bribery and corruption labor standards, child labor UN Sustainable • Hazardous materials • Data breaches, cyber security • Customer satisfaction Development Goals • Biodiversity • Political lobbying and donations • Product safety, mis-selling as well as SASB and • Extreme weather exposure • Board diversity and structure • Data protection GRI approaches. • Community relationships 11 2022 ANALYST DAY PRESENTATION

Experienced Management Team Sylvia Wulf PRESIDENT & CEO Proven leader and accomplished executive skilled at driving growth and improved performance. Alejandro Rojas, DVM David Melbourne Chris Beattie Angela Olsen David Frank Melissa Daily CHIEF OPERATING OFFICER CHIEF COMMERCIAL OFFICER CHIEF SCIENTIFIC OFFICER GENERAL COUNSEL & CFO & TREASURER CHIEF PEOPLE OFFICER CORPORATE SECRETARY Renowned expert 30-year veteran of the International Strategic financial Business-minded Executive legal advisor in salmon farming, CPG industry, with a aquaculture executive with people and culture with extensive U.S. specializing in focus on seafood for the professional with experience driving leader, focused on and global expertise in M&A, new species last 25 years. Expertise 25+ years of fish growth and optimizing high-performing commercial law, complex development, aquatic in marketing, strategy, physiology, health, cash flow for early- teams, DEI, novel legal regulatory matters health, environment and corporate comms, nutrition, technology stage public and change management, and litigation relating biosecurity programs. industry relations and and R&D expertise. private companies. and attracting and to food, agriculture and government affairs. retaining talent. biotechnology. 12 2022 ANALYST DAY PRESENTATION

Leading the Way: Historical Milestones

AquaBounty

- **1989** — CREATE FIRST GENETICALLY ENGINEERED (GE) ATLANTIC SALMON LINE
- **1995** — BEGIN REGULATORY APPROVAL PROCESS FOR GE SALMON
- **2015** — U.S. FOOD AND DRUG ADMINISTRATION (FDA” APPROVES GE SALMON FOR CONSUMPTION IN THE U.S.
- **2016** — HEALTH CANADA APPROVES GE SALMON FOR CONSUMPTION IN CANADA
- **2017** — PURCHASE ALBANY, INDIANA, FARM
- **2018** — CONVENTIONAL SALMON EGGS ENTER INDIANA FARM HATCHERY
- **2019** — GE SALMON EGGS ENTER INDIANA FARM HATCHERY
- **2021** — HARVEST FIRST GE SALMON IN MAY

  PRODUCT APPROVAL IN BRAZIL
- **2022** — BREAK GROUND ON FARM 3 SITE IN PIONEER, OHIO

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Recent Milestones: Smart & Sustainable Growth

AquaBounty

1 SCALING THE BUSINESS

- Made strong strides to scale commercial production and **expand production capacity**
- Began construction of our **technologically advanced RAS farm in Pioneer, OH**
- Granted regulatory approval for GE salmon in Brazil

2 RAMPING PRODUCTION

- Implemented primary processing capability in Indiana farm
- **Continuous harvesting of genetically engineered (GE) salmon** in Q2 2021
- Converting PEI farm to broodstock facility for **production of GE eggs for AquaBounty and conventional salmon eggs** to be sold externally

3 BRINGING GE SALMON TO MARKET

- **Robust communications platform** to engage consumers, customers and the culinary community
- All harvested GE salmon sold with demand building
- Growing interest in **long-term supply agreements**

4 BOLSTERING OUR BALANCE SHEET

- Completed four equity transactions, providing **net proceeds of $224 million**
- Toledo-Lucas County Port Authority board **approved the issuance of up to $300 million in bonds** to support financing the Ohio farm
- **Wells Fargo Corporate and Investment Banking** to underwrite and market the bond placement

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Consumer Research* Supports Commercial Relevance $ “Price” and “freshness” General awareness of Respondents with the highest household remain important to GMOs, as it pertains to income and education levels: respondents when all food, has increased • Are the most frequent consumers shopping for seafood since 2019 of seafood and salmon • Show highest approval and positive perception of GMOs • Have the highest AquaBounty salmon purchase intent *Qualitative/quantitative research conducted by AquaBounty 15 2022 ANALYST DAY PRESENTATION

AquaBounty

Consumer interest in AquaBounty salmon remains strong:



7 out of 10 respondents

showed high purchase intent*

*Qualitative/quantitative research conducted by AquaBounty

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FISH FARMS ROOTED IN SCIENCE AND TECHNOLOGY 17 17 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

Where We Are Today Rollo Bay, Prince Edward Island, Canada FARM Bay Fortune, Prince Edward Island, Canada R&D Pioneer, Ohio FARM COMING SOON! Albany, Indiana FARM 18 18 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION Copyright © Free Vector Maps.com

Outperforming & Optimizing at Our Farms Our genetically engineered Atlantic salmon saw continued market validation from seafood distributors in the 2nd quarter of 2022. • Generating revenue at the Albany and PEI farms • 2nd quarter revenue provided a 371% YOY increase Farm performance and results are continuously improving, despite less-than-optimal farm design and technology. • Established KPI baselines to meet & exceed • Working to reduce key costs, including electricity, water, oxygen, feed (conversion & consumption) and head count • Conducting ongoing R&D initiatives WATER BIOFILTRATION 19 2022 ANALYST DAY PRESENTATION

Focused on Continuous Improvement: Test, Review, Ren fi e We are focused on improving processes across critical functions that drive retention, efficiency and cost control. Process Priorities • Talent Management • Finance • Operations • Commercial • Legal • R&D/Regulatory Map Key Identify/Prioritize Enhance Operational Processes Key Opportunities and Digital Roadmap 20 2022 ANALYST DAY PRESENTATION

Construction & Cost Control in Pioneer, Ohio Work continues on the site while we evaluate ways to reduce current cost estimates aect ff ed by 40-year high inflation and rising interest rates. • Established roads and utilities • Completed grubbing and grading • Started work on Geo Piers and underground piping • Engaging Hill International to provide construction management oversight 21 2022 ANALYST DAY PRESENTATION

Ohio Farm Becomes Template for Future Farms Experience with site selection, government regulations, financing, design and engineering creates opportunities for: • Reduced construction time • Efficiencies in fish management, energy use and water consumption • New or different construction materials for tanks and other areas of farm • Potential changes to logistics for feed distribution • Stronger negotiation position with suppliers • Precision farming with enhanced IT and AI Key farm learnings lead to start-up and day-to-day efficiencies: • Regulatory process improvements and timelines for authorizations: federal, state & local • Optimized flows, including in-facility traffic and fish/people movement • Defined start-up and training processes based on Lean/Continuous Improvement • Improved customer service and value-added packaging 22 2022 ANALYST DAY PRESENTATION

Goal: New Farm Built Every 2 Years

AquaBounty

1 SITE SELECTION

- Project Definition
- Logistic Analysis & Community Filtering
- Site Selection Analysis
- Tours & Real Estate Due Diligence
- Real Estate & Economic Incentive Negotiations
- Economic Incentive Compliance

~0.5 YEAR

2 PREPARATION

- Planning/Budgeting
- Preconstruction
- Design
- Procurement

~0.5 YEAR

3 CONSTRUCTION

- Construction
- Project Closeout
- Regulatory

~2 YEARS

Note: 1. Site Selection and 2. Preparation can be completed well in advance and not interfere with the 2-year construction process

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Strategic Site Selection MORE FAVORABLE LESS FAVORABLE • Use GeoCision filtering model to minimize distance to overall U.S. population • Focus on areas of high population density and demand • Ohio farm site selected with future growth in mind • Goal to build Midwest, South Central and smaller West Coast facilities • Ontario, Canada, facility also under consideration to serve Canada and the Northeast U.S. 24 2022 ANALYST DAY PRESENTATION

Continued Global Expansion North America Israel • Targeting high volume/ Continued expansion in U.S. and Canada Two sites identified and in strategic Net Import with potential for 4–5 farms by 2030 advanced discussions to form a JV with a leading partner for Farm 4 markets to include: • China: 198,000 mt • Brazil: 110,000 mt • Israel: 40,000 mt • Argentina: 11,000 mt China • Conversations continue Moving forward with with expansion field trials in preparation partners in Israel, Brazil, for regulatory approval Argentina and China Brazil & Argentina Regulatory approval granted in Brazil (June 2021) & exploring potential operating partners 25 2022 ANALYST DAY PRESENTATION

Species Expansion

- Support growth and expansion needs with new products and/or support of new species
- RAS farming expertise translatable to new species
- Breeding and genetic improvements viable in other species
- Shrimp is a primary focus and represents a growth opportunity
  - Estimated $35B+ Global Market — #1 selling seafood in the U.S.*
  - U.S. imports 95% or 660 mt annually
  - Traditional shrimp aquaculture struggles with the impact of disease and climate on production
  - U.S. market focused on domestically produced, large size, fresh, and environmentally sustainable shrimp
- Future includes other species like tilapia (approval in Argentina)

Straits Research — September 1, 2022 via Globalnewswire.com


AquaBounty

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OPTIMIZED PERFORMANCE POSITIONED FOR GROWTH 27 27 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

Biotechnology: A Key Differentiator

AquaBounty

AquaBounty leverages its core competency in biotechnology to drive continuous operational improvement and potential for new lines of business.

- 5 PhDs on the team
- Collaboration with academia and contract researchers
- Direct access to trial & production environment



Focus Areas:

FISH HEALTH
Select robust breeding lines to reduce mortality and improve welfare

FISH NUTRITION
Screen diets and functional ingredients for performance improvement

RAS-SPECIFIC LINE
Create unique fish strains optimized for RAS production

GENOME-WIDE ASSOCIATION STUDIES (GWAS)
Use genomics to quickly identify desirable production and quality traits

HIGH EFFICIENCY GENE EDITING
Accelerate breeding timeline for rapid productivity gains

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Regulatory Expertise AquaBounty is uniquely positioned to navigate regulatory pathways. Established regulatory team with U.S., Expertise in design and operation of Canadian and international experience contained facilities • FDA, USDA, Health Canada, Environment Canada, Canadian Food Inspection Agency • Successfully navigated U.S. regulatory Rigorous team training and development approval process as the first GE animal based upon regulatory requirements approved for food use; building significant regulatory expertise • Current regulatory approvals (U.S., CAN, Proven ability to meet requirements for Brazil) are influential in other countries Food safety (HACCP), Industry (BAP) and Compliance (FDA) certifications 29 2022 ANALYST DAY PRESENTATION

Charting New Courses through Digital Enhancements Translating data into business intelligence. Wealth of Automated = + Smart Growth R&D Data and Approach to Data & Expansion Know-How Collection MEASURE MANAGE MANIPULATE • RAS environment better for • Emerging computer vision • Automated data gathering acquiring fish performance technologies are capable of system shortens trial time data than net pens automating data collection on fish and creates actionable health, behavior and performance operational insights • Unique opportunity to leverage existing knowledge • Biological data can be correlated • Basis for a replicable and provide continuous with physical environmental biological management feedback into R&D pipeline data and lab analysis to provide system to support expansion powerful outcome analysis and fuel R&D pipeline 30 2022 ANALYST DAY PRESENTATION

Prudently Driving Value & Growth Leveraging and extending our core competencies across genetics, fish health/nutrition and RAS technology. PRIMARY FOCUS SECONDARY FOCUS Organic Growth Inorganic Site Expansion RAS Genetics R&D Projects M&A JV Investment 4–5 new farms Egg production Generate sustainable Carefully evaluating opportunities for: operating at opportunity based future revenue, • Accelerated profitability capacity by 2030, on market demand enhance ESG translating to 50,000 metrics and improve • Acquisition of complementary competence/skills mt of output productivity/cost • Penetration of new or emerging markets • Acquisition of technologies aligned with core strategies 31 2022 ANALYST DAY PRESENTATION

Improve the Circular Economy & Monetize Waste Streams • Indiana and eventually Ohio will produce significant amounts of waste through manure, offal, blood and mortalities WASTE • While currently there is a cost associated with disposing of this material, research is being conducted to turn waste into revenue or cost reduction • Testing various technologies for waste streams in Indiana before scale-up in Ohio: FOOD & ENERGY • Anaerobic digestion for biogas production • Use of salmon plasma as a reagent • Use of oal ff as pet food $$ INCOME 32 2022 ANALYST DAY PRESENTATION

A BETTER WAY TO FEED THE WORLD 33 33 2022 2022 ANAL ANALY YS ST T D DA AY Y PRE PRESENT SENTA ATION TION

Points of Differentiation & Critical Priorities 1 2 3 4 VALIDATION FACILITIES PROCESSES MARKET STRATEGY • Seeking ongoing • Ramping production at • Using the Indiana facility to • Bringing a high volume of market validation for our our Indiana facility refine our production and fresh, sustainable Atlantic salmon from seafood harvest methods salmon to market • Continuing construction at distributors the Pioneer, Ohio, farm • Applying our experience • Building long-term value with technology and process for our shareholders improvements • Advancing expertise in biotechnology, regulatory processes and RAS operations 34 2022 ANALYST DAY PRESENTATION

Investment Highlights Company Stock • Experienced farming operator in an • Attractive stock in small cap agriculture emerging segment of aquaculture • Considered an Ag Tech stock and valued • Proven competence in fish genetics with a technology premise • Focused on operational improvement and • Current Market capitalization does not growth opportunities reflect balance sheet • Opportunities to avoid competitor • Various growth opportunities in a missteps and demonstrate profitability and fragmented industry competence in salmon RAS farming • Strong balance sheet to support our growth 35 2022 ANALYST DAY PRESENTATION

AquaBounty

Let's Have a Conversation

AquaBounty uses next-generation land-based aquaculture and gene-editing technology that support ocean conservation in order to provide consumers with regional access to nutritious, fresh and affordable salmon with no added antibiotics.

INVESTOR RELATIONS

Lucas A. Zimmerman
DIRECTOR – MZ NORTH AMERICA
+1 (949) 259-4987
AQB@mzgroup.us

AQUABOUNTY

David A. Frank
CHIEF FINANCIAL OFFICER
+1 (978) 648-6000
dfrank@aquabounty.com

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